UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230 Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Press Release

On January 31, 2023, Atlas Technical Consultants, Inc., a Delaware corporation (“Atlas”), and GI Partners (“GI Partners”), issued a joint press release announcing Atlas’s entrance into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Atlas, GI Apple Midco LLC, a Delaware limited liability company (“Parent”), and GI Apple Merger Sub LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Atlas (the “Merger”), with Atlas continuing as the surviving company in the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Information set forth in this Current Report on Form 8-K, including statements as to the expected timing, completion, and effects of the proposed transaction between Atlas and GI Partners, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the Merger, including future financial and operating results, expected synergies and cost savings related to the Merger, the plans, objectives, expectations and intentions of Atlas, GI Partners and the combined company, the expected timing of the completion of the Merger, the effect, impact, potential duration or other implications of the COVID-19 pandemic and any expectations we may have with respect thereto, the ability to recognize the anticipated benefits of our past acquisitions, which may be affected by, among other things, competition, the ability of Atlas to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees, changes adversely affecting the business in which we are engaged, changes in applicable laws or regulations, the possibility that Atlas may be adversely affected by other economic, business, and/or competitive factors and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Atlas or GI Partners, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Atlas nor GI Partners, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that Atlas’s stockholders may not adopt the Merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the Merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the Merger, the effect of the announcement of the Merger on the ability of Atlas to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Atlas’s management and the information available to Atlas’s management as of the date of this Current Report on Form 8-K. Atlas cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by Atlas as of the date hereof, and, unless required by law, Atlas does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in Atlas’s filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Atlas’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its subsequently-filed Quarterly Reports on Form 10-Q. You can obtain copies of Atlas’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Certain Information Regarding Participants

Atlas and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Atlas’s stockholders in connection with the Merger will be set forth in Atlas’s definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the Merger. Information relating to the foregoing can also be found in Atlas’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 16, 2022, and in its proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 26, 2022. To the extent holdings of Atlas’s securities have changed since the amounts printed in the proxy statement for the 2022 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 and Form 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents will be available free of charge from the sources indicated below.

Important Information and Where to Find It

A meeting of the stockholders of Atlas will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. In connection with the proposed Merger, Atlas expects to file with the SEC a proxy statement and other relevant documents with respect to a special meeting of Atlas’s stockholders to approve the Merger. The definitive proxy statement will be mailed or given to the stockholders of Atlas and will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF ATLAS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLAS, THE GI PARTNERS PRIVATE EQUITY FUNDS ACQUIRING ATLAS AND THE MERGER.

Investors and security holders will be able to obtain these materials, when they are available, and other relevant documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement, when they become available, may be obtained free of charge by accessing Atlas’s website at www.oneatlas.com or by contacting Atlas’s investor relations department by email at ir@oneatlas.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

By:	/s/ L. Joe Boyer
Name:	L. Joe Boyer
Title:	Chief Executive Officer

Dated: January 31, 2023

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